UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________________
FORM 8-K
__________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2008

THE SWISS HELVETIA FUND, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	005-53317	13 341 0232
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1270 Avenue of the Americas, Suite 400
New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-2760

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         The Board of Directors (the “Board”) of The Swiss Helvetia Fund, Inc. (the “Fund”) has adopted Amended and Restated Bylaws for the Fund (the “Bylaws”). The amendments to the Bylaws are summarized below. Such summary is qualified in its entirety by reference to the complete text of the Bylaws, attached hereto as Exhibit 99.1.

Required Disclosure

The Bylaws were revised to amend the advance notice provision in Article I, Section 10, to require additional disclosure by the proponent of any hedging arrangements and any derivative positions that could affect voting power or economics in a proxy contest.

The Bylaws are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01. Exhibits.

(d)	Exhibit.
99.1—Text of Amended and Restated Bylaws of the Fund

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SWISS HELVETIA FUND, INC.

Date: October 6, 2008	By: /s/ Rudolf Millisits
Name: Rudolf Millisits
Title: Senior Vice President

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Exhibit Description

99.1	Text of Amended and Restated Bylaws of the Fund